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                                                                    EXHIBIT 10.1



                            NATIONAL INSURANCE GROUP

                             1986 STOCK OPTION PLAN
                       (AS AMENDED THROUGH JULY 11, 1997)


        1. Purposes of the Plan. The purpose of this Stock Option Plan is to provide additional incentive to Employees and Consultants to work to maximize shareholder value. This Stock Option Plan also utilizes vesting periods to encourage key Employees and Consultants to continue in the employ of or service to the Company. The Plan and/or the granting of any option under the Plan to any employee shall not be construed to be any form of employment contract or guarantee of future employment or compensation.

               Options granted hereunder shall be "nonstatutory stock options."

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

               (b) "Common Stock" shall mean the Common Stock of the Company.

               (c) "Company" shall mean National Insurance Group, a California corporation.

               (d) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

               (e) "Employee" shall mean any person, including officers and directors, employed by the Company or any parent or subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

               (f) "Consultant" shall mean any person who is engaged by the Company or any subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that




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if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

               (g) "Option" shall mean a stock option granted pursuant to the Plan.

               (h) "Optioned Stock" shall mean the Common Stock subject to an Option.

               (i) "Optionee" shall mean an Employee or Consultant who receives an Option.

               (j) "Plan" shall mean this 1986 Stock Option Plan.

               (k) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

        3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,106,820 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

        4. Administration of the Plan.

               (a)    Procedure.

                        (i) Multiple Administrative Bodies. If permitted by Rule 16b-3 of the Exchange Act, the Plan may be administered by different bodies with respect to members of the Board of Directors of the Company ("Directors"), officers of the Company, within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder ("Officers"), who are not Directors, and Employees who are neither Directors nor Officers.



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                       (ii)   Administration With Respect to Directors and
Officers Subject to Section 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board of Directors, if the Board of Directors may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board of Directors to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3 (the "Committee"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

                       (ii)   Administration With Respect to Other Persons.
With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board of Directors or (B) a committee designated by the Board of Directors, which committee shall be constituted to satisfy the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Internal Revenue Code of 1986, as amended (the "Applicable Laws"). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board of Directors. The Board of Directors may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

               (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant "nonstatutory stock options"; (ii) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (iii) to



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determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

               (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

        5. Eligibility.

               (a) Options may be granted only to Employees and Consultants. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

               (b) The Plan shall not confer upon any Optionee any right with respect to continuation of employment, compensation or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time.

               (c) The following limitations shall apply to grants of Options to
Employees:

                      (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 150,000 Shares.



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                      (ii)    The foregoing limitations shall be
adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

                      (iii)   If an Option is canceled in the same
fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limit set forth in Section 5(c). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 17 of the Plan. It shall continue in effect for a term of twenty (20) years unless sooner terminated under Section 13 of the Plan.

        7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement.

        8. Exercise Price and Consideration.

               (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be no less than 100% of the fair market value per Share on the date of grant.

               (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.



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               (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of either cash or check in United States currency.

        9. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the Company receives written notice of such exercise and full payment for the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Optioned Stock. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Status as an Employee or Consultant. If an Employee or Consultant ceases to serve as an Employee or Consultant, he may, but only within thirty (30) days (or such longer period of time as is determined by the Board, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) after the date he ceases to be an Employee or Consultant of the Company, exercise his Option to the extent that



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he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

               (c) Disability of Optionee. Notwithstanding the provisions of
Section 9(b) above, in the event an Employee or Consultant is unable to continue his employment or consulting relationship (as the case may be) with the Company as a result of his total and permanent disability (as defined in section 22(e)(3) of the Internal Revenue Code), he may, but only within six (6) months (or such longer period of time as is determined by the Board, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

               (d) Death of Optionee. In the event of the death of an Optionee:

                     (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in continuous status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (or such longer period of time as is determined by the Board, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of the Optionee's death; or

                   (ii) within thirty (30) days (or such longer period of time as is determined by the Board, but in no event later than the expiration date of the term of such Option



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               as set forth in the Option Agreement) after the termination of continuous status as an employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (or such longer period of time as is determined by the Board, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

        10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.



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               In the event of the proposed dissolution or liquidation of the
Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

        12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

        13. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that a following revision or amendment shall require approval of the Shareholders of the Company in the manner described in Section 17 of the
Plan:

                      (i) if the Company has a class of equity security
               registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.



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               (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in
Section 17(a) of the Plan.

               (c) Effect of Amendment or Termination. Any such amend ment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

        14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

               Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any lia-



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bility in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        17. Shareholder Approval. If and in the event that the Company registers any class of any equity security pursuant to Section 12 of the Exchange Act, the approval of such shareholders of the Company shall be:

               (a) (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

               (b) obtained at or prior to the first annual meeting of shareholders held subsequent to the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act.

               If such shareholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company.

        18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.


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